UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       October 31, 2008
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
                            -----------------------
               (Exact name of registrant as specified in charter)

           Connecticut                      000-24751             06-1514263
--------------------------------------------------------------------------------
 (State or other jurisdiction of    (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)

 5 Bissell Street, Lakeville, Connecticut                    06039-1868
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.    Financial Information

Item 2.02.    Results of Operations and Financial Condition

      On October 31, 2008, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2008. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9.    Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (c)      Exhibits
                       99.1 Press Release dated October 31, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: November 3, 2008               SALISBURY BANCORP, INC.


                                      By:        /s/ John F. Foley
                                           -------------------------------
                                           John F. Foley
                                           Chief Financial Officer and Secretary